United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-1

(Investment Company Act File Number)

Federated Global Allocation Fund

(formerly, Federated Asset Allocation Fund)

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2012

Date of Reporting Period: 11/30/2012

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2012
Share Class	Ticker
A	FSTBX
B	FSBBX
C	FSBCX
R	FSBKX
Institutional	SBFIX

Federated Asset Allocation Fund
(Effective December 12, 2012, Federated Global Allocation Fund)
Fund Established 1934

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2011 through November 30, 2012. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2012, was 11.38%, 10.39%, 10.51%, 10.90% and 11.69% for the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, respectively. The total return of the Fund's Blended Index was 12.11%, and the total return of the Morningstar's Moderate Allocation Funds Category Average1 was 11.05% for the same period. The Fund's Blended Index is composed of 50% of the return of the Russell 3000 Index,2 10% of the return of the MSCI All Country World ex-U.S. Index3 and 40% of the return of the Barclays U.S. Universal Index,4 which had total returns of 15.95%, 12.19% and 6.75%, respectively, during the reporting period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return data of the indices.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
Domestic Equities
Domestic equities, as measured by the Russell 1000 Index5 (Russell 1000), experienced a rather solid fiscal year. The market rally that began in the final months of 2011 continued through the spring of 2012, as equities responded positively to improvements in employment, consumer and manufacturing data. Markets also were boosted by positive results from the U.S. Treasury's bank stress tests and policy measures in Europe that helped reduce the tail-risk (the risk that returns may be significantly lower than historical averages due to rare events) stemming from the European debt crisis. Similar to last year, however, the markets experienced some weakness over the late spring/early summer period. Economic data softened, and labor market data in the United States came in incrementally weaker, pushing markets down before the Federal Reserve (the Fed) first announced the extension of Operation Twist and then announced another round of quantitative easing (QE3). This helped the markets regain their footing and reach new highs in the weeks before the Presidential election. Post-election, markets again experienced some softness, as the election results were seen as a continuation of the status quo gridlock, and the market began to focus on the impending fiscal cliff. All told, however, the Russell 1000 achieved a 16.19% return, on a total return basis. All 10 sectors in the Russell 1000 Index posted positive returns. The three best performing sectors were: Consumer Discretionary, up 24.8%; Financials, up 24.0%; and Telecom Services, up 24.0%. The three worst sectors were: Energy, up 2.3%; Utilities, up 5.2%; and Materials, up 10.5%.
Annual Shareholder Report

International Equities
While world markets generally followed a similar pattern as the United States, the severity of the mid-year downturn was much sharper outside the United States, as growth in Europe was anemic at best, and China continued to slow. That said, for the fiscal year, the MSCI All-Country World ex-U.S. Index returned 12.19%.
Within the international markets, developed markets once again outperformed their emerging counterparts.6 International developed markets, as measured by the MSCI EAFE Index,7 returned 13.16%, while emerging markets, as measured by the MSCI Emerging Markets Index,8 returned 11.73% for the fiscal year.
On the currency front, the U.S. dollar gained 5.89% against the yen and 3.42% against the euro, but fell 1.97% against the pound sterling.
Interest Rates
On the fixed-income side, economic and market conditions proved favorable for the Fund. The U.S. economy exhibited a consistently positive growth pattern for gross domestic product (GDP), albeit at a sluggish pace compared to prior recoveries. Strong growth across emerging markets (China, Russia, Brazil and India) helped the United States stay out of recession. The Fed's continued easing of monetary policy further pushed Treasury yields lower, resulting in investors looking to the corporate bond sectors for yield and generating excess returns over comparable maturity U.S. Treasury securities. Treasury market yields fell for all maturity points from 2 years to 30 years over the fiscal year, thus creating further price appreciation for high-quality bond investors.
Intermediate-term maturity yields fell the most (5-50 basis points) over the fiscal year while the long maturities fell 25-45 basis points. As a result, the yield curve flattened considerably over the reporting period, particularly in the “belly of the yield curve” or the 2-year to 10-year maturity range. The 5-year Treasury yield fell 0.34% over the 12 months and finished the reporting period at 0.62%, while the 30-year Treasury yield fell 0.25% over the reporting period to finish at 2.81%.
Fund Performance
Asset Allocation Strategy Performance
For the year ended November 30, 2012, the main contributors to relative performance were the Fund's stock versus bond allocation, the bottom-up U.S. stock selection strategy and the U.S. industry group strategy. Conversely, the Fund was negatively impacted by the foreign versus domestic allocation and the U.S. small cap9 versus large cap allocation. During the reporting period, the Fund invested in currency forward and index future contracts for hedging and investment purposes.
Annual Shareholder Report

Domestic Equities Performance
Within domestic equities, the Fund's bottom-up stock strategy was the strongest contributor to relative performance. Stock selection was the dominant driver behind the strategy's strong performance. Stock selection was particularly successful in Information Technology, Consumer Discretionary and Financials.
The Fund's domestic industry group strategy also boosted relative performance. Within the group strategy, stock selection provided strong performance as group selection was a minor drag on relative performance. The Fund benefited most from stock selection in Energy, Food Beverage & Tobacco, and Pharmaceuticals & Biotech, as well as allocation decisions in Media and Semiconductors.
The Fund utilized S&P 500 and Russell 2000 futures in order to help achieve the desired exposure to the U.S. large-cap and U.S. small-cap asset classes. The Fund's stock versus bond and small-cap versus large-cap allocation decisions were both net detractors from relative performance, and thus, the use of the aforementioned derivatives to implement those allocation decisions contributed to the underperformance.
International Equities Performance
The Fund utilized various foreign index futures in order to help achieve the desired exposure to various international markets as part of the Fund's developed country selection model. These allocation decisions provided the Fund with a net benefit for the reporting period.
During the reporting period, the Fund also invested in currency options as a hedge against some international market exposures. The hedge added to relative performance.
The Fund's emerging versus developed allocation also helped relative performance. The Fund employed both overweight and underweight allocations to emerging markets at various times throughout the reporting period.
Fixed-Income Performance10
The bond portion of the Fund contributed positively to Fund performance. Fortunately, a large positive for the Fund, sector management, more than outweighed a large negative, duration12 management. Yield curve management and security selection were small detractors from performance, while currency management had a negligible effect on performance. Duration management was a large detractor, as the Fund was shorter than the BAB's interest sensitivity in a period of declining interest rates. The portfolio was overweighted in spread sectors such as corporates, emerging markets and commercial mortgage-backed securities (CMBS) that appreciated considerably compared to Treasuries during the fall on stronger economic statistics. Security selection detracted from performance over the reporting period, particularly in investment-grade,13 long-term insurance company securities, trade finance investments, a temporary
Annual Shareholder Report

position in the iShares Barclays Aggregate and a temporary hedge in a high-yield credit default swap index (CDX). Security selection in a temporary hedge in investment-grade CDX, CMBS, Treasury Inflation-Protected Securities (TIPs) and high-yield14 all contributed positively to the Fund's performance.
Security selection was notably negative in two insurance names, including Union Central Life Insurance and Pacific Life. During the reporting period, the Fund used Treasury futures to manage the portfolio's overall interest rate exposure and yield curve exposures. The use of these derivatives detracted from performance.
1	Morningstar's Moderate Allocation Funds Category Average is the category of funds which seek to provide both capital appreciation and income by investing in stocks, bonds and cash. These funds typically invest between 50% to 70% of assets in equities and the remainder in fixed income and cash. The average is unmanaged, and it is not possible to invest directly in an average.
2	The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
3	The MSCI ACWI (All Country World Index) ex-U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of November 2012, the MSCI ACWI consisted of 44 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The index is unmanaged, and it is not possible to invest directly in an index.
4	Barclays Capital changed its name from “Barclays Capital U.S. Universal Index” to “Barclays U.S. Universal Index.” The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade. The index is unmanaged, and it is not possible to invest directly in an index.
5	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The index is unmanaged, and it is not possible to invest directly in an index.
6	International investing involves special risks including currency risk, increased volatility, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
7	The MSCI EAFE Index (Europe, Australasia, and the Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of November 2012, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

8	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 2012, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The index is unmanaged, and it is not possible to invest directly in an index.
9	Small company stocks may be less liquid and subject to greater price volatility than large company stocks.
10	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
11	Barclays Capital changed the name of the BAB Index from “Barclays Capital Aggregate Bond Index” to “Barclays Aggregate Bond Index.” The Barclays Aggregate Bond Index (BAB) is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The index is unmanaged, and it is not possible to invest directly in an index.
12	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
13	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
14	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Asset Allocation Fund (the “Fund”) from October 31, 2002 to November 30, 2012, compared to a blend of indexes comprised of 50% of the Russell 3000 Index (RU3000),2 10% of the MSCI All Country World ex U.S. Index (MSCI ACWI ex U.S.)2 and 40% of the Barclays U.S. Universal Index (BUSU)2 (the “Blended Index”),2 the Standard and Poor's 500 Index (S&P 500),2 the Barclays Aggregate Bond Index (BAB)2 and the Lipper Balanced Funds Average (LBFA).3
Average Annual Total Returns for the Period Ended 11/30/2012
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
Share Class	1 Year	5 Years	10 Years
Class A Shares	5.25%	0.97%	4.99%
Class B Shares	4.89%	0.93%	4.92%
Class C Shares	9.51%	1.31%	4.77%
Class R Shares	10.90%	1.64%	5.12%
Institutional Shares	11.69%	2.22%	5.54%

Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Growth of a $10,000 Investment–class A SHARES
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

Annual Shareholder Report

Growth of a $10,000 Investment–class B shares
■	Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

Growth of a $10,000 Investment–class c shares
■	Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

Annual Shareholder Report

Growth of a $10,000 Investment–class r shares4
Growth of a $10,000 Investment–institutional shares4
Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Blended Index, S&P 500, BAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2	Barclays Capital changed the name of the BUSU Index and BAB Index from “Barclays Capital U.S. Universal Index” and “Barclays Capital Aggregate Bond Index” to “Barclays U.S. Universal Index” and “Barclays Aggregate Bond Index”. The Blended Index is a custom blended index comprised of 50% of the RU3000, 10% of the MSCI ACWI ex U.S. and 40% of the BUSU. The RU300 measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The MSCI ACWI ex U.S. (All Country World ex U.S.) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 27, 2010, the MSCI ACWI ex U.S. consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The BUSU represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or below investment grade. The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The BAB is an unmanaged index composed of securities from the Barclay's Government/Corporate Bond Index, Mortgage- Backed Securities Index and the Asset-Backed Securities Index. The RU300, MSCI ACWI ex U.S., BUSU, S&P 500 and BAB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.
4	The Fund's Class R Shares commenced operations on April 8, 2003. The Fund's Institutional Shares commenced operation on June 12, 2009. The Fund offers three other classes of shares: Class A Shares, Class B Shares and Class C Shares. For the period prior to the commencement of operations of Class R Shares and Institutional Shares, the performance information shown is for the Fund's Class A Shares. In relation to Class R Shares, the performance of Class A Shares has been adjusted to reflect expenses applicable to Class R Shares. In relation to the Institutional Shares, the performance of Class A Shares has not been adjusted to reflect the expenses of Institutional Shares since Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of Institutional Shares. Additionally, for both the Class R Shares and Institutional Shares, the performance information shown below has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2012, the Fund's portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets[2]
Domestic Equity Securities	42.9%
U.S. Treasury and Agency Securities	11.8%
International Equity Securities	8.9%
Mortgage-Backed Securities[3]	6.9%
Corporate Debt Securities	5.6%
Asset-Backed Securities	2.5%
Trade Finance Agreements	1.4%
Foreign Debt Securities	0.3%
Municipal Securities[4]	0.0%
Floating Rate Loan[4]	0.0%
Derivative Contracts[5]	(0.1)%
Cash Equivalents[6]	21.0%
Other Assets and Liabilities—Net[7]	(1.2)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
4	Represents less than 0.1%.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2012, the Fund's sector composition8 of the Fund's equity holdings was as follows:
Sector Composition of Equity Holdings	Percentage of Equity Securities
Information Technology	20.6%
Financials	18.0%
Consumer Discretionary	13.7%
Health Care	12.3%
Energy	10.4%
Industrials	9.8%
Consumer Staples	9.4%
Materials	3.4%
Telecommunication Services	1.2%
Utilities	1.2%
TOTAL	100.0%
8	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2012
Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—47.2%
		Consumer Discretionary—6.5%
633		Allison Transmission Holdings, Inc.	$13,160
700	[1]	AutoZone, Inc.	268,639
5,200	[1]	Bed Bath & Beyond, Inc.	305,344
7,900		Best Buy Co., Inc.	103,569
2,800	[1]	BorgWarner, Inc.	185,640
18,300		CBS Corp., Class B	658,434
42,000		Comcast Corp., Class A	1,561,560
6,000	[1]	Dollar Tree, Inc.	250,440
266,600		Ford Motor Co.	3,052,570
1,300		Gap (The), Inc.	44,798
4,000	[1]	General Motors Co.	103,520
86,300	[1]	Goodyear Tire & Rubber Co.	1,087,380
14,400		Harman International Industries, Inc.	569,664
4,300		Home Depot, Inc.	279,801
56,500		Lennar Corp., Class A	2,149,260
2,328	[1]	Liberty Ventures, Series A	136,304
18,300	[1]	Lululemon Athletica, Inc.	1,313,574
3,700		Macy's, Inc.	143,190
14,108	[1]	Michael Kors Holdings Ltd.	749,840
300		Nike, Inc., Class B	29,244
8,100		PetSmart, Inc.	572,346
1,800		Polaris Industries, Inc.	152,658
13,800	[1]	Pulte Group, Inc.	231,978
14,700		Ross Stores, Inc.	836,724
79,900		TJX Cos., Inc.	3,542,766
400	[1]	TRW Automotive Holdings Corp.	20,256
25,600		Target Corp.	1,616,128
5,862		Thor Industries, Inc.	221,232
12,790		Time Warner Cable, Inc.	1,213,643
32,200		Walt Disney Co.	1,599,052
73,500	[1]	Yoox SpA	1,136,571
		TOTAL	24,149,285
		Consumer Staples—4.5%
33,700		Altria Group, Inc.	1,139,397
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—continued
		Consumer Staples—continued
11,000		Archer-Daniels-Midland Co.	$293,700
2,450		Brown-Forman Corp., Class B	171,941
48,600		CVS Corp.	2,260,386
21,729		Coca-Cola Enterprises, Inc.	677,510
14,000	[1]	Constellation Brands, Inc., Class A	502,320
32,500		Herbalife Ltd.	1,494,025
30,991		Hillshire Brands Co.	863,100
3,300		Hormel Foods Corp.	102,333
53,000		Japan Tobacco, Inc.	1,588,039
29,143	[1]	Kraft Foods, Group, Inc.	1,317,847
42,544		Mondelez International, Inc.	1,101,464
4,516	[1]	Monster Beverage Corp.	235,058
9,915		PepsiCo, Inc.	696,132
25,050		Philip Morris International, Inc.	2,251,494
1,300	[1]	Ralcorp Holdings, Inc.	115,882
5,500	[1]	Smithfield Foods, Inc.	123,035
15,396		The Coca-Cola Co.	583,816
59,900		Tyson Foods, Inc., Class A	1,148,283
		TOTAL	16,665,762
		Energy—4.9%
22,500		Anadarko Petroleum Corp.	1,646,775
21,600		Chevron Corp.	2,282,904
18,788		ConocoPhillips	1,069,789
4,000		Devon Energy Corp.	206,680
45,600		Energy XXI Ltd.	1,444,608
32,600		Exxon Mobil Corp.	2,873,364
38,500		Golar LNG Ltd.	1,504,580
1,500		Halliburton Co.	50,025
8,200		Helmerich & Payne, Inc.	428,040
3,600		HollyFrontier Corp.	163,188
20,400		Marathon Oil Corp.	629,340
822		Marathon Petroleum Corp.	48,942
8,900		Murphy Oil Corp.	504,986
19,300		National-Oilwell, Inc.	1,318,190
1,200		Noble Energy, Inc.	117,300
30,930		Occidental Petroleum Corp.	2,326,245
11,300		Oceaneering International, Inc.	595,284
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—continued
		Energy—continued
9,694		Phillips 66	$507,675
1,000		Schlumberger Ltd.	71,620
11,400		Valero Energy Corp.	367,764
10	[1]	WPX Energy, Inc.	158
5,500		Williams Companies, Inc.	180,620
		TOTAL	18,338,077
		Financials—8.5%
14,600		Aflac, Inc.	773,654
52,000		Allstate Corp.	2,104,960
6,800		American Campus Communities, Inc.	297,840
6,235		American Tower Corp.	467,188
6,200		Assurant, Inc.	212,102
8,600		BB&T Corp.	242,262
10,738	[1]	Berkshire Hathaway, Inc., Class B	945,803
126,300		CapitalSource, Inc.	1,016,715
2,600		Chubb Corp.	200,174
1,800		Citigroup, Inc.	62,226
2,500		Digital Realty Trust, Inc.	161,350
63,700		Discover Financial Services	2,650,557
1,600		Everest Re Group Ltd.	173,552
12,800		Extra Space Storage, Inc.	449,920
4,200		Federal Realty Investment Trust	436,968
4,400		Fidelity National Financial, Inc., Class A	106,524
37,800		Fifth Third Bancorp	553,392
10,600	[1]	Genworth Financial, Inc., Class A	63,070
15,961		Hatteras Financial Corp.	425,520
3,500		Home Properties, Inc.	206,115
62,800		Huntington Bancshares, Inc.	386,220
58,300		J.P. Morgan Chase & Co.	2,394,964
42,000		Lincoln National Corp.	1,037,400
36,800		MFA Mortgage Investments, Inc.	309,488
9,700		MetLife, Inc.	321,943
9,076		Pebblebrook Hotel Trust	189,235
28,000		People's United Financial, Inc.	341,320
15,500		Plum Creek Timber Co., Inc.	664,175
4,400		Post Properties, Inc.	216,172
22,200		Principal Financial Group	602,730
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—continued
		Financials—continued
6,100		Protective Life Corp.	$165,615
79,100		Regions Financial Corp.	527,597
8,857		Reinsurance Group of America, Inc.	453,478
10,400		SLM Holding Corp.	172,120
4,900		Simon Property Group, Inc.	745,437
18,600	[1]	Sunstone Hotel Investors, Inc.	191,952
54,800		SunTrust Banks, Inc.	1,487,820
145,300		Synovus Financial Corp.	344,361
7,400		Taubman Centers, Inc.	573,278
11,300		The Travelers Cos, Inc.	800,266
19,500		Torchmark Corp.	1,013,805
39,600		U.S. Bancorp	1,277,496
2,147		Validus Holdings Ltd.	76,133
175,900		Wells Fargo & Co.	5,806,459
		TOTAL	31,649,356
		Health Care—5.8%
3,726		Amgen, Inc.	330,869
7,400		Aetna, Inc.	319,606
100	[1]	Amerigroup Corp.	9,182
22,200		AmerisourceBergen Corp.	937,284
1,100	[1]	Biogen Idec, Inc.	163,999
10,100	[1]	BioMarin Pharmaceutical, Inc.	490,860
9,693		Cardinal Health, Inc.	392,082
24,600	[1]	Celgene Corp.	1,933,314
700	[1]	Cerner Corp.	54,054
9,700	[1]	Forest Laboratories, Inc., Class A	343,962
28,200	[1]	Gilead Sciences, Inc.	2,115,000
14,000		Humana, Inc.	915,740
29,800		Johnson & Johnson	2,077,954
25,800		Lilly (Eli) & Co.	1,265,232
12,708		McKesson Corp.	1,200,525
10,300		Merck & Co., Inc.	456,290
176,022		Pfizer, Inc.	4,404,070
11,800		ResMed, Inc.	484,862
51,100		Sanofi ADR	2,280,082
27,835		UnitedHealth Group, Inc.	1,513,946
		TOTAL	21,688,913
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—continued
		Industrials—4.6%
55		3M Co.	$5,002
19,300		Caterpillar, Inc.	1,645,132
4,500		Chicago Bridge & Iron Co., N.V.	182,835
2,800	[1]	Copart, Inc.	84,588
30,400		Danaher Corp.	1,640,688
3,000		Dover Corp.	190,770
1,100		Dun & Bradstreet Corp.	87,098
1,200		Emerson Electric Co.	60,276
18,800		FedEx Corp.	1,683,164
5,400		Fluor Corp.	286,632
3,181	[1]	Fortune Brands Home & Security, Inc.	95,398
3,900		General Dynamics Corp.	259,350
73,735		General Electric Co.	1,558,020
4,109		Huntington Ingalls Industries, Inc.	167,853
900	[1]	IHS, Inc., Class A	82,926
4,930		ITT Corp.	110,284
5,400		Ingersoll-Rand PLC	263,412
1,500		Lincoln Electric Holdings	71,265
5,100		Lockheed Martin Corp.	475,830
40,162	[1]	MRC Global, Inc.	1,125,741
7,600		Northrop Grumman Corp.	506,920
8,900		Pall Corp.	529,372
8,400		Parker-Hannifin Corp.	690,060
287		Pentair Ltd.	13,917
1,600		Pitney Bowes, Inc.	17,904
599		Precision Castparts Corp.	109,850
6,400		Raytheon Co.	365,632
1,200		Rockwell Automation, Inc.	95,088
20,300		Siemens AG, ADR	2,101,050
1,202		The ADT Corp.	55,172
900		Toro Co.	40,374
1,200		Tyco International Ltd.	34,044
4,700		URS Corp.	177,096
400		Union Pacific Corp.	49,112
12,500		United Technologies Corp.	1,001,375
4,300	[1]	Verisk Analytics, Inc.	214,312
4,900		W. W. Grainger, Inc.	950,698
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—continued
		Industrials—continued
1,900		Waste Connections, Inc.	$62,548
7,365		Xylem, Inc.	192,153
		TOTAL	17,282,941
		Information Technology—9.7%
3,100	[1]	AOL, Inc.	116,312
5,952		Accenture PLC	404,260
2,100	[1]	Alliance Data Systems Corp.	299,229
15,397		Apple, Inc.	9,011,556
2,000	[1]	Autodesk, Inc.	66,260
15,400		Avago Technologies Ltd.	540,540
1,300	[1]	BMC Software, Inc.	53,248
17,073	[1]	Brocade Communications Systems, Inc.	96,975
12,300		CA, Inc.	272,568
25,700		Cisco Systems, Inc.	485,987
1,752	[1]	CoreLogic, Inc.	45,272
400		Dell, Inc.	3,856
54,600	[1]	EMC Corp. Mass	1,355,172
39,400	[1]	eBay, Inc.	2,081,108
700	[1]	Gartner Group, Inc., Class A	33,516
4,800	[1]	Google, Inc.	3,352,176
12,492		International Business Machines Corp.	2,374,354
6,482		Intuit, Inc.	388,337
40,100	[1]	LSI Logic Corp.	270,274
1,900		Mastercard, Inc., Class A	928,492
37,100		Maxim Integrated Products, Inc.	1,082,949
176,818		Microsoft Corp.	4,706,895
26,320		Oracle Corp.	844,872
34,900		Qualcomm, Inc.	2,220,338
1,296		Samsung Electronics Co.	1,682,759
4,900	[1]	Skyworks Solutions, Inc.	110,985
28,080	[1]	Symantec Corp.	526,781
10,900	[1]	VMware, Inc., Class A	991,355
7,400	[1]	Verisign, Inc.	252,562
7,300		Visa, Inc., Class A Shares	1,092,883
2	[1]	VistaPrint NV	62
17,100		Western Digital Corp.	571,824
		TOTAL	36,263,757
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—continued
		Materials—1.6%
2,100		CF Industries Holdings, Inc.	$449,463
5,300		Du Pont (E.I.) de Nemours & Co.	228,642
21,600		Eagle Materials, Inc.	1,149,552
5,300		FMC Corp.	293,938
6,537		LyondellBasell Industries, Class A	325,085
14,000		Monsanto Co.	1,282,260
3,300		PPG Industries, Inc.	410,091
13,318		Reliance Steel & Aluminum Co.	751,135
11,700		Rio Tinto PLC, ADR	582,660
700		Sherwin-Williams Co.	106,764
7,789		Southern Copper Corp.	282,741
1,400		Westlake Chemical Corp.	101,374
		TOTAL	5,963,705
		Telecommunication Services—0.6%
48,100		Verizon Communications	2,122,172
		Utilities—0.5%
1,900		Aqua America, Inc.	48,526
40,400		CMS Energy Corp.	986,972
53,700		CenterPoint Energy, Inc.	1,059,501
		TOTAL	2,094,999
		TOTAL COMMON STOCKS (IDENTIFIED COST $149,783,056)	176,218,967
		Asset-Backed Securities—1.1%
$4,369	[2,3]	125 Home Loan Owner Trust 1998-1A, B1, 9.760%, 02/15/2029	3,642
500,000		Ally Master Owner Trust 2011-1 A1, 1.078%, 1/15/2016	503,273
250,000		Banc of America Commercial Mortgage, Inc. 2007-4 A4, 5.919%, 2/10/2051	295,445
797,417		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, 5.886%, 11/15/2044	958,320
500,000		Discover Card Master Trust I 2012—B3, 0.659%, 5/15/2018	500,585
500,000		Ford Credit Floorplan Master Owner Trust 2011-1, A2, 0.808%, 2/15/2016	500,979
750,000		GE Dealer Floorplan Master Note Trust 2012-3, A, 0.700%, 6/20/2017	753,285
100,000		Merrill Lynch Mortgage Trust 2008-C1 AM, 6.470%, 2/12/2051	109,560
315,000		Morgan Stanley Capital I 2006-IQ12 A4, 5.332%, 12/15/2043	364,209
226,817	[2,3]	SMART Series 2011-2US Trust, A2B, 0.959%, 11/14/2013	226,954
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $3,946,982)	4,216,252
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		Collateralized Mortgage Obligations—1.3%
$800,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	$836,639
459,379	[2,3]	Commercial Mortgage Pass-Through Certificates 2010-C1 A1, 3.156%, 7/10/2046	485,224
500,000		Commercial Mortgage Pass-Through Certificates 2012-CR1 AM, 3.912%, 5/15/2045	545,462
265,000		Commercial Mortgage Pass-Through Certificates 2012-CR1 B, 4.612%, 5/15/2045	291,347
200,000		GS Mortgage Securities Corp. II 2012-GCJ7 AS, 4.085%, 5/10/2045	217,409
275,000		GS Mortgage Securities Corp. II 2012-GCJ7 B B, 4.740%, 5/10/2045	306,529
569,562	[2,3]	JP Morgan Chase Commercial Mortgage Securities, 2010-C1 A1, 3.853%, 6/15/2043	607,798
100,000		Morgan Stanley Capital I 2007-IQ16 AM, 6.110%, 12/12/2049	115,530
700,000		Morgan Stanley Capital I 2012-C4 AS, 3.773%, 3/15/2045	740,238
1,138	[2]	SMFC Trust Asset-Backed Certificates, 1997-A B1-4, 1.000%, 1/28/2027	995
475,000		UBS-Citigroup Commercial Mortgage Trust 2011-C1 A3, 3.595%, 1/10/2045	526,962
50,000		WF-RBS Commercial Mortgage Trust 2012-C6 B, 4.697%, 4/15/2045	53,699
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $4,469,790)	4,727,832
		Corporate Bonds—3.0%
		Basic Industry - Chemicals—0.0%
50,000		RPM International, Inc., 6.500%, 02/15/2018	60,544
15,000		RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	17,601
35,000		Rohm & Haas Co., 6.000%, 09/15/2017	41,465
		TOTAL	119,610
		Basic Industry - Metals & Mining—0.1%
80,000		Alcan, Inc., 5.000%, 06/01/2015	87,745
90,000		Allegheny Technologies, Inc., Sr. Note, 9.375%, 06/01/2019	115,382
		TOTAL	203,127
		Basic Industry - Paper—0.0%
30,000		International Paper Co., Sr. Unsecd. Note, 7.500%, 08/15/2021	39,585
150,000	[4]	Pope & Talbot, Inc., 8.375%, 06/01/2013	0
		TOTAL	39,585
		Capital Goods - Aerospace & Defense—0.0%
50,000	[2,3]	BAE Systems Holdings, Inc., Series 144A, 5.200%, 8/15/2015	54,937
		Capital Goods - Diversified Manufacturing—0.1%
20,000		Dover Corp., Note, 5.450%, 03/15/2018	23,901
70,000		Emerson Electric Co., 4.875%, 10/15/2019	84,637
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		Corporate Bonds—continued
		Capital Goods - Diversified Manufacturing—continued
$68,000	[2,3]	Hutchison Whampoa International Ltd., Series 144A, 6.500%, 2/13/2013	$68,782
100,000		Roper Industries, Inc., Sr. Unsecd. Note, 6.250%, 09/01/2019	120,769
90,000	[2,3]	Textron Financial Corp., Jr. Sub. Note, Series 144A, 6.000%, 2/15/2067	79,213
		TOTAL	377,302
		Capital Goods - Environmental—0.0%
110,000		Republic Services, Inc., Company Guarantee, Series WI, 5.500%, 09/15/2019	131,277
25,000		Waste Management, Inc., 7.375%, 03/11/2019	32,126
		TOTAL	163,403
		Communications - Media & Cable—0.1%
27,000		Comcast Cable Communications Holdings, Company Guarantee, 8.375%, 03/15/2013	27,591
100,000		Comcast Corp., Company Guarantee, 6.500%, 01/15/2017	121,452
20,000		Time Warner Cable, Inc., Company Guarantee, 8.250%, 04/01/2019	26,698
		TOTAL	175,741
		Communications - Media Noncable—0.1%
100,000		Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 2.250%, 11/15/2017	98,783
90,000		News America, Inc., Company Guarantee, 5.650%, 08/15/2020	108,811
		TOTAL	207,594
		Communications - Telecom Wireless—0.1%
130,000		AT&T Wireless Services, Inc., 8.750%, 03/01/2031	215,804
90,000		America Movil S.A.B. de C.V., Note, 5.750%, 01/15/2015	99,529
		TOTAL	315,333
		Communications - Telecom Wirelines—0.1%
15,000		CenturyLink, Inc., Sr. Note, Series Q, 6.150%, 9/15/2019	16,577
150,000		Deutsche Telekom International Finance BV, 4.875%, 07/08/2014	159,216
45,000		France Telecom SA, Sr. Unsecd. Note, 5.375%, 07/08/2019	53,143
100,000		Telefonica SA, Sr. Note, 5.855%, 02/04/2013	100,755
50,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.350%, 04/01/2019	63,911
		TOTAL	393,602
		Consumer Cyclical - Automotive—0.0%
70,000		DaimlerChrysler North America Holding Corp., 6.500%, 11/15/2013	73,812
50,000	[2,3]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 4.600%, 04/12/2016	52,953
		TOTAL	126,765
		Consumer Cyclical - Entertainment—0.0%
50,000		Viacom, Inc., Sr. Unsecd. Note, 2.500%, 12/15/2016	52,441
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		Corporate Bonds—continued
		Consumer Cyclical - Retailers—0.1%
$156,116	[2,3]	CVS Caremark Corp., Pass Thru Cert., Series 144A, 5.298%, 1/11/2027	$170,409
40,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.200%, 04/15/2038	55,463
		TOTAL	225,872
		Consumer Non-Cyclical - Food/Beverage—0.1%
90,000	[2,3]	Bacardi Ltd., Sr. Note, Series 144A, 7.450%, 4/01/2014	97,560
70,000		Bottling Group LLC, Note, 5.500%, 04/01/2016	80,558
80,000		Diageo Capital PLC, Company Guarantee, 7.375%, 01/15/2014	85,932
15,000		Sysco Corp., Sr. Note, 5.375%, 03/17/2019	18,261
30,000		The Coca-Cola Co., Sr. Unsecd. Note, Series WI, 1.800%, 09/01/2016	31,088
		TOTAL	313,399
		Consumer Non-Cyclical - Health Care—0.0%
50,000		Boston Scientific Corp., 4.500%, 01/15/2015	53,322
20,000		Express Scripts, Inc., Sr. Unsecd. Note, 7.250%, 06/15/2019	25,701
75,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.400%, 07/01/2017	89,050
		TOTAL	168,073
		Consumer Non-Cyclical - Pharmaceuticals—0.1%
100,000		Genentech, Inc., Note, 4.750%, 07/15/2015	110,490
80,000		Pfizer, Inc., Sr. Unsecd. Note, 6.200%, 03/15/2019	102,219
		TOTAL	212,709
		Consumer Non-Cyclical - Tobacco—0.0%
24,000		Altria Group, Inc., 9.250%, 08/06/2019	33,461
		Energy - Independent—0.1%
120,000		Canadian Natural Resources Ltd., 4.900%, 12/01/2014	129,627
30,000		EOG Resources, Inc., Note, 5.625%, 06/01/2019	37,182
25,000		Pemex Project Funding Master, 5.750%, 12/15/2015	28,000
100,000		Petroleos Mexicanos, 6.500%, 06/02/2041	126,250
80,000		Petroleos Mexicanos, Company Guarantee, Series WI, 4.875%, 03/15/2015	86,400
20,000		XTO Energy, Inc., 6.750%, 08/01/2037	31,629
		TOTAL	439,088
		Energy - Integrated—0.1%
60,000		Conoco, Inc., Sr. Unsecd. Note, 6.950%, 04/15/2029	85,065
100,000		ConocoPhillips Australia Funding Co., 5.500%, 04/15/2013	101,792
100,000		Husky Energy, Inc., Sr. Unsecd. Note, 3.950%, 04/15/2022	107,608
35,000		Petro-Canada, Deb., 7.000%, 11/15/2028	45,685
100,000	[2,3]	Statoil ASA, Series 144A, 5.125%, 04/30/2014	106,347
		TOTAL	446,497
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		Corporate Bonds—continued
		Energy - Oil Field Services—0.0%
$50,000		Noble Drilling Corp., Sr. Note, 7.500%, 03/15/2019	$61,051
		Energy - Refining—0.0%
25,000		Valero Energy Corp., 9.375%, 03/15/2019	34,330
		Financial Institution - Banking—0.4%
50,000		Bank of America Corp., Sr. Note, 5.375%, 06/15/2014	52,974
120,000		Bank of America Corp., Sr. Note, 7.375%, 05/15/2014	130,352
100,000	[2,3]	Barclays Bank PLC, Series 144A, 5.926%, 9/29/2049	97,000
70,000		Capital One Financial Corp., Sr. Note, 7.375%, 05/23/2014	76,562
50,000		Citigroup, Inc., Note, 5.125%, 05/05/2014	52,781
60,000	[2,3]	Commonwealth Bank of Australia, Sr. Unsecd. Note, Series 144A, 3.750%, 10/15/2014	63,209
50,000		Goldman Sachs Group, Inc., 6.125%, 02/15/2033	57,941
320,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.125%, 01/15/2015	344,365
5,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.750%, 01/24/2022	5,941
75,000		Household Finance Corp., Unsecd. Note, 4.750%, 07/15/2013	76,795
100,000		Morgan Stanley Group, Inc., 5.300%, 03/01/2013	101,111
30,000		Northern Trust Corp., 4.625%, 05/01/2014	31,724
223,102	[2,3,4]	Regional Diversified Funding, Series 144A, 9.250%, 3/15/2030	167,664
100,000		U.S. Bank N.A., Series BKNT, 6.300%, 2/04/2014	106,570
140,000		Wachovia Corp., 5.750%, 02/01/2018	168,846
40,000		Wilmington Trust Corp., Sub. Note, 8.500%, 04/02/2018	50,116
		TOTAL	1,583,951
		Financial Institution - Brokerage—0.1%
50,000		Charles Schwab Corp., Sr. Unsecd. Note, 4.950%, 06/01/2014	53,200
100,000	[2,3]	FMR LLC, Series 144A, 4.750%, 3/01/2013	100,883
30,000		Janus Capital Group, Inc., Sr. Note, 6.700%, 06/15/2017	34,484
95,000		Jefferies Group, Inc., Sr. Unsecd. Note, 8.500%, 07/15/2019	111,863
30,000		Nuveen Investments, 5.500%, 09/15/2015	28,650
		TOTAL	329,080
		Financial Institution - Finance Noncaptive—0.2%
160,000		American Express Co., Sr. Unsecd. Note, 8.125%, 05/20/2019	220,957
60,000		American Express Credit Corp., Sr. Unsecd. Note, 5.125%, 08/25/2014	64,531
120,000		Berkshire Hathaway, Inc., Company Guarantee, 5.000%, 08/15/2013	123,873
120,000		Capital One Capital IV, 6.745%, 02/17/2037	121,050
20,000		Capital One Capital V, 10.250%, 08/15/2039	20,200
30,000		General Electric Capital, Note, Series MTNA, 6.750%, 3/15/2032	39,193
		TOTAL	589,804
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		Corporate Bonds—continued
		Financial Institution - Insurance - Health—0.0%
$50,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 6.000%, 02/15/2018	$61,250
50,000		Wellpoint, Inc., 5.850%, 01/15/2036	60,210
		TOTAL	121,460
		Financial Institution - Insurance - Life—0.3%
10,000		MetLife, Inc., Jr. Sub. Note, 10.750%, 8/01/2039	15,362
80,000	[2,3]	New York Life Insurance Co., Sub. Note, Series 144A, 6.750%, 11/15/2039	113,066
50,000		Prudential Financial, Inc., Series MTN, 5.150%, 1/15/2013	50,267
10,000		Prudential Financial, Inc., Sr. Note, Series MTND, 7.375%, 6/15/2019	12,787
100,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.750%, 9/17/2015	110,241
750,000	[2]	Union Central Life Insurance Co., Note, Series 144A, 8.200%, 11/01/2026	870,071
		TOTAL	1,171,794
		Financial Institution - Insurance - P&C—0.1%
80,000		CNA Financial Corp., 6.500%, 08/15/2016	92,623
15,000		Chubb Corp., Sr. Note, 5.750%, 05/15/2018	18,602
50,000		Horace Mann Educators Corp., Sr. Note, 6.850%, 04/15/2016	54,964
100,000	[2,3]	Liberty Mutual Group, Inc., Unsecd. Note, Series 144A, 5.750%, 3/15/2014	105,062
30,000	[2,3]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 08/15/2039	43,632
10,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.500%, 12/01/2015	11,370
		TOTAL	326,253
		Financial Institution - REITs—0.1%
45,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 5.700%, 03/15/2017	52,531
75,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	89,608
40,000		Equity One, Inc., Bond, 6.000%, 09/15/2017	46,104
100,000		Health Care REIT, Inc., Sr. Unsecd. Note, 4.125%, 04/01/2019	107,706
40,000		Liberty Property LP, 6.625%, 10/01/2017	48,191
20,000		ProLogis, Inc., Sr. Unsecd. Note, Series WI, 7.625%, 08/15/2014	21,926
40,000		Simon Property Group LP, 6.750%, 05/15/2014	42,861
		TOTAL	408,927
		Foreign-Local-Government—0.0%
50,000		Quebec, Province of, Note, Series MTNA, 7.035%, 03/10/2026	71,899
		Municipal Services—0.1%
140,000	[2,3]	Army Hawaii Family Housing, Series 144A, 5.524%, 6/15/2050	144,360
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		Corporate Bonds—continued
		Municipal Services—continued
$100,000	[2,3]	Camp Pendleton & Quantic, Series 144A, 5.572%, 10/01/2050	$105,906
		TOTAL	250,266
		Technology—0.1%
20,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.500%, 02/22/2016	22,988
40,000		Dell Computer Corp., Deb., 7.100%, 04/15/2028	48,885
105,000		Fiserv, Inc., Sr. Note, 6.800%, 11/20/2017	127,114
60,000		Hewlett-Packard Co., Note, 5.400%, 03/01/2017	63,763
50,000		Hewlett-Packard Co., Sr. Unsecd. Note, 3.300%, 12/09/2016	49,753
		TOTAL	312,503
		Transportation - Railroads—0.0%
100,000		Burlington Northern Santa Fe Corp., 4.875%, 01/15/2015	108,120
45,000		Union Pacific Corp., Bond, 6.625%, 02/01/2029	61,838
		TOTAL	169,958
		Transportation - Services—0.1%
75,000	[2,3]	Enterprise Rent-A-Car USA, Series 144A, 6.375%, 10/15/2017	91,750
100,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.150%, 3/02/2015	103,513
		TOTAL	195,263
		Utility - Electric—0.3%
60,000		Appalachian Power Co., Sr. Unsecd. Note, 7.950%, 01/15/2020	82,162
50,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.950%, 12/15/2036	57,996
50,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.800%, 03/15/2018	60,917
10,000		Consolidated Edison Co., Sr. Unsecd. Note, 6.650%, 04/01/2019	12,878
40,000		Consolidated Edison Co., Sr. Unsecd. Note, Series 2006-C, 5.500%, 9/15/2016	46,603
60,000	[2,3]	Electricite De France SA, Series 144A, 5.500%, 01/26/2014	62,863
90,000		FirstEnergy Solutions Corp., Company Guarantee, 4.800%, 02/15/2015	96,997
50,000		FirstEnergy Solutions Corp., Company Guarantee, 6.050%, 08/15/2021	57,102
49,597	[2,3]	Great River Energy, 1st Mtg. Note, Series 144A, 5.829%, 7/01/2017	53,434
120,000		MidAmerican Energy Co., 4.650%, 10/01/2014	128,510
100,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 10.375%, 11/01/2018	148,665
30,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.250%, 03/01/2018	36,350
60,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.000%, 12/15/2036	67,170
40,000		Progress Energy, Inc., 7.050%, 03/15/2019	50,936
		TOTAL	962,583
		Utility - Natural Gas Distributor—0.0%
15,000		Atmos Energy Corp., 8.500%, 03/15/2019	20,312
Annual Shareholder Report

Shares or Principal Amount		Value in U.S. Dollars
	Corporate Bonds—continued
	Utility - Natural Gas Distributor—continued
$60,000	Sempra Energy, Sr. Unsecd. Note, 6.500%, 06/01/2016	$70,985
	TOTAL	91,297
	Utility - Natural Gas Pipelines—0.1%
100,000	Duke Capital Corp., Sr. Note, 6.250%, 02/15/2013	101,060
70,000	Enbridge, Inc., Sr. Note, 5.600%, 04/01/2017	81,224
110,000	Enterprise Products Operating LLC, Company Guarantee, Series O, 9.750%, 01/31/2014	121,130
	TOTAL	303,414
	TOTAL CORPORATE BONDS (IDENTIFIED COST $9,988,502)	11,052,372
	Governments/Agencies—0.0%
	Sovereign—0.0%
75,000	United Mexican States, 6.625%, 03/03/2015	84,225
30,000	United Mexican States, Series MTNA, 6.750%, 09/27/2034	43,245
	TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $105,923)	127,470
	Mortgage-Backed Securities—0.2%
5,065	Federal Home Loan Mortgage Corp. Pool C00592, 7.000%, 3/1/2028	5,761
4,034	Federal Home Loan Mortgage Corp. Pool C00896, 7.500%, 12/1/2029	4,713
10,233	Federal Home Loan Mortgage Corp. Pool C17281, 6.500%, 11/1/2028	11,617
7,920	Federal Home Loan Mortgage Corp. Pool C19588, 6.500%, 12/1/2028	9,006
3,311	Federal Home Loan Mortgage Corp. Pool C25621, 6.500%, 5/1/2029	3,746
10,546	Federal Home Loan Mortgage Corp. Pool C76361, 6.000%, 2/1/2033	11,682
24,948	Federal Home Loan Mortgage Corp. Pool E01545, 5.000%, 15 Year, 1/1/2019	26,868
256	Federal Home Loan Mortgage Corp. Pool E77591, 6.500%, 7/1/2014	264
5,661	Federal Home Loan Mortgage Corp. Pool E99510, 5.500%, 9/1/2018	6,068
9,617	Federal Home Loan Mortgage Corp. Pool G01444, 6.500%, 8/1/2032	10,957
6,585	Federal National Mortgage Association Pool 251697, 6.500%, 30 Year, 5/1/2028	7,568
20,652	Federal National Mortgage Association Pool 252334, 6.500%, 30 Year, 2/1/2029	23,528
26,517	Federal National Mortgage Association Pool 254720, 4.500%, 5/1/2018	28,508
27,943	Federal National Mortgage Association Pool 254802, 4.500%, 7/1/2018	30,041
16,535	Federal National Mortgage Association Pool 254905, 6.000%, 10/1/2033	18,534
29,792	Federal National Mortgage Association Pool 255075, 5.500%, 2/1/2024	32,608
32,783	Federal National Mortgage Association Pool 255079, 5.000%, 2/1/2019	35,516
Annual Shareholder Report

Shares or Principal Amount		Value in U.S. Dollars
	Mortgage-Backed Securities—continued
$1,989	Federal National Mortgage Association Pool 303168, 9.500%, 30 Year, 2/1/2025	$2,297
1,015	Federal National Mortgage Association Pool 323159, 7.500%, 4/1/2028	1,187
8,538	Federal National Mortgage Association Pool 323640, 7.500%, 4/1/2029	9,990
134	Federal National Mortgage Association Pool 323970, 7.000%, 15 Year, 10/1/2014	139
15,341	Federal National Mortgage Association Pool 428865, 7.000%, 6/1/2028	17,220
1,182	Federal National Mortgage Association Pool 443215, 6.000%, 10/1/2028	1,314
106	Federal National Mortgage Association Pool 514184, 7.500%, 9/1/2029	123
27,787	Federal National Mortgage Association Pool 545993, 6.000%, 11/1/2032	31,062
11,257	Federal National Mortgage Association Pool 555272, 6.000%, 3/1/2033	12,581
14,780	Federal National Mortgage Association Pool 713974, 5.500%, 7/1/2033	16,284
30,622	Federal National Mortgage Association Pool 721502, 5.000%, 7/1/2033	33,335
17,223	Government National Mortgage Association Pool 2796, 7.000%, 8/20/2029	19,963
9,805	Government National Mortgage Association Pool 3040, 7.000%, 2/20/2031	11,401
21,002	Government National Mortgage Association Pool 3188, 6.500%, 1/20/2032	24,098
35,749	Government National Mortgage Association Pool 3239, 6.500%, 5/20/2032	41,055
947	Government National Mortgage Association Pool 352214, 7.000%, 4/15/2023	1,076
3,134	Government National Mortgage Association Pool 451522, 7.500%, 30 Year, 10/15/2027	3,663
4,231	Government National Mortgage Association Pool 462556, 6.500%, 2/15/2028	4,809
442	Government National Mortgage Association Pool 462739, 7.500%, 5/15/2028	517
436	Government National Mortgage Association Pool 464835, 6.500%, 9/15/2028	497
9,158	Government National Mortgage Association Pool 469699, 7.000%, 11/15/2028	10,607
7,693	Government National Mortgage Association Pool 486760, 6.500%, 12/15/2028	8,774
1,330	Government National Mortgage Association Pool 780339, 8.000%, 30 Year, 12/15/2023	1,544
9,653	Government National Mortgage Association Pool 780453, 7.500%, 30 Year, 12/15/2025	11,203
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		Mortgage-Backed Securities—continued
$8,514		Government National Mortgage Association Pool 780584, 7.000%, 30 Year, 6/15/2027	$9,791
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $489,072)	541,515
		MUNICIPAL—0.0%
		Illinois—0.0%
90,000		Chicago, IL Metropolitan Water Reclamation District, Direct Payment Taxable Limited GO Build America Bonds, 5.720%, 12/01/2038 (IDENTIFIED COST $90,000)	119,106
		U.S. Treasury—11.8%
2,053,140		U.S. Treasury Inflation-Protected Note, 0.625%, 7/15/2021	2,350,525
60,000	[5,6]	United States Treasury Bill, 0.090%, 2/21/2013	59,990
1,400,000	[5,6]	United States Treasury Bill, 0.100%, 2/28/2013	1,399,738
2,500,000	[5,6]	United States Treasury Bill, 0.120%, 12/6/2012	2,499,988
1,650,000	[5,6]	United States Treasury Bill, 0.145%, 12/13/2012	1,649,975
1,050,000		United States Treasury Bond, 2.750%, 8/15/2042	1,038,663
1,375,000		United States Treasury Bond, 3.000%, 5/15/2042	1,434,275
1,750,000		United States Treasury Bond, 3.750%, 8/15/2041	2,102,570
2,700,000		United States Treasury Bond, 4.500%, 2/15/2036	3,620,531
250,000		United States Treasury Note, 0.500%, 7/31/2017	249,153
2,000,000		United States Treasury Note, 0.625%, 9/30/2017	2,002,418
3,200,000		United States Treasury Note, 0.875%, 11/30/2016	3,252,950
7,100,000		United States Treasury Note, 1.000%, 8/31/2016	7,248,767
12,200,000		United States Treasury Note, 1.000%, 9/30/2016	12,459,060
700,000		United States Treasury Note, 1.625%, 11/15/2022	700,602
1,750,000		United States Treasury Note, 3.500%, 5/15/2020	2,049,373
		TOTAL U.S. TREASURY (IDENTIFIED COST $43,433,414)	44,118,578
		MUTUAL FUNDS—35.9%[7]
68,316		Emerging Markets Fixed Income Core Fund	2,372,556
366,317		Federated InterContinental Fund, Institutional Shares	17,575,893
2,517,115		Federated Mortgage Core Portfolio	25,699,740
73,330,877	[8]	Federated Prime Value Obligations Fund, Institutional Shares, 0.15%	73,330,877
610,715		Federated Project and Trade Finance Core Fund	5,991,111
Annual Shareholder Report

Shares or Principal Amount		Value in U.S. Dollars
	MUTUAL FUNDS—continued[7]
1,315,938	High Yield Bond Portfolio	$8,764,150
	TOTAL MUTUAL FUNDS (IDENTIFIED COST $128,460,704)	133,734,327
	TOTAL INVESTMENTS—100.5% (IDENTIFIED COST $340,767,443)[9]	374,856,419
	OTHER ASSETS AND LIABILITIES - NET—(0.5)%[10]	(1,717,908)
	TOTAL NET ASSETS—100%	$373,138,511
At November 30, 2012, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
1AEX Index Short Futures	50	$3,366,000	December 2012	$(54,135)
1ASX SPI 200 Index Short Futures	37	$4,177,300	December 2012	$(59,393)
1CAC 40 Index Short Futures	137	$4,864,870	December 2012	$(259,459)
[1]Topix Index Short Futures	19	$148,390,000	December 2012	$(109,734)
[1]United States Treasury Bonds 30-Year Short Futures	17	$2,551,063	March 2013	$(23,280)
[1]United States Treasury Notes 2-Year Short Futures	55	$12,124,922	March 2013	$(5,280)
1DAX Index Long Futures	22	$4,080,450	December 2012	$46,602
1FTSE 100 Index Long Futures	54	$3,171,690	December 2012	$43,045
1FTSE/MIB Index Long Futures	50	$3,951,500	December 2012	$7,478
[1]Hang Seng Index Long Futures	21	$23,124,150	December 2012	$769
1MSCI Emerging Market Mini Long Futures	121	$6,082,065	December 2012	$41,875
1OMX 30 Index Long Futures	248	$26,932,800	December 2012	$81,631
[1]Russell 2000 Mini Index Long Futures	152	$12,474,640	December 2012	$(189,734)
1S&P 500 Index Long Futures	66	$23,337,600	December 2012	$(56,440)
1S&P Midcap 400 E-Mini Index Long Futures	47	$4,697,180	December 2012	$41,057
1S&P/TSE 60 Index Long Futures	28	$3,930,640	December 2012	$(67,174)
1SGX MSCI Singapore Index Long Futures	70	$4,879,000	December 2012	$98,282
[1]Swiss Market Index Long Futures	40	$2,727,200	December 2012	$114,745
[1]United States Treasury Notes 5-Year Long Futures	123	$15,340,406	March 2013	$52,589
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(296,556)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

1	Non-income producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2012, these restricted securities amounted to $3,973,714, which represented 1.1% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At November 30, 2012, these liquid restricted securities amounted to $3,102,648, which represented 0.8% of total net assets.
4	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
5	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
6	Discount rate at time of purchase.
7	Affiliated holdings.
8	7-Day net yield.
9	The cost of investments for federal tax purposes amounts to $342,912,014.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2012.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1— quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3— significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2012, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Mutual Funds[1]	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$159,973,553	$—	$—	$159,973,553
International	16,245,414	—	—	16,245,414
Debt Securities:
Asset-Backed Securities	—	4,212,610	3,642[2]	4,216,252
Collateralized Mortgage Obligations	—	4,726,837	995[2]	4,727,832
Corporate Bonds	—	10,884,708	167,664[3]	11,052,372
Governments/Agencies	—	127,470	—	127,470
Mortgage-Backed Securities	—	541,515	—	541,515
Municipal	—	119,106	—	119,106
U.S. Treasury	—	44,118,578	—	44,118,578
Mutual Funds	127,743,216	5,991,111	—	133,734,327
TOTAL SECURITIES	$303,962,183	$70,721,935	$172,301	$374,856,419
OTHER FINANCIAL INSTRUMENTS[4]	$(296,556)	$—	$—	$(296,556)
1	Emerging Markets Fixed Income Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors.
2	Includes $4,677 of an asset-backed security and $3,318 of a collateralized mortgage obligations security transferred from Level 2 to Level 3 because the Adviser determined, based on an analysis of the valuation inputs, that these securities more appropriately meets the definition of Level 3. Transfers shown represent the value of the securities at the beginning of the period.
3	Includes $231,126 of a corporate bond security transferred from Level 2 to Level 3 because fair value was determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. Transfer shown represents the value of the security at the beginning of the period.
4	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
GO	—General Obligation
MTN	—Medium Term Note
REIT(s)	—Real Estate Investment Trust(s)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.98	$16.87	$15.65	$13.11	$19.99
Income From Investment Operations:
Net investment income	0.18[1]	0.20[1]	0.19[1]	0.29	0.40
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	1.74	0.08	1.05	2.52	(4.91)
TOTAL FROM INVESTMENT OPERATIONS	1.92	0.28	1.24	2.81	(4.51)
Less Distributions:
Distributions from net investment income	(0.22)	(0.17)	(0.02)	(0.27)	(0.42)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	—	(1.95)
TOTAL DISTRIBUTIONS	(0.22)	(0.17)	(0.02)	(0.27)	(2.37)
Net Asset Value, End of Period	$18.68	$16.98	$16.87	$15.65	$13.11
Total Return[2]	11.38%	1.62%	7.91%	21.84%	(25.39)%
Ratios to Average Net Assets:
Net expenses	1.22%	1.25%[3]	1.25%[3]	1.25%[3]	1.25%[3]
Net investment income	1.01%	1.14%	1.20%	2.00%	2.48%
Expense waiver/reimbursement[4]	0.07%	0.10%	0.21%	0.26%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$185,414	$178,971	$135,002	$149,696	$125,373
Portfolio turnover	85%	215%	184%	254%	190%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.25%, 1.24%, 1.24% and 1.25% for the years ended November 30, 2011, 2010, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.78	$16.69	$15.61	$13.09	$19.96
Income From Investment Operations:
Net investment income	0.03[1]	0.06[1]	0.07[1]	0.15	0.26
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	1.72	0.08	1.03	2.55	(4.89)
TOTAL FROM INVESTMENT OPERATIONS	1.75	0.14	1.10	2.70	(4.63)
Less Distributions:
Distributions from net investment income	(0.07)	(0.05)	(0.02)	(0.18)	(0.29)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	—	(1.95)
TOTAL DISTRIBUTIONS	(0.07)	(0.05)	(0.02)	(0.18)	(2.24)
Net Asset Value, End of Period	$18.46	$16.78	$16.69	$15.61	$13.09
Total Return[2]	10.39%	0.80%	7.03%	20.86%	(25.97)%
Ratios to Average Net Assets:
Net expenses	2.05%	2.05%[3]	2.05%[3]	2.05%[3]	2.05%[3]
Net investment income	0.19%	0.33%	0.42%	1.23%	1.72%
Expense waiver/reimbursement[4]	0.07%	0.12%	0.21%	0.26%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$28,853	$30,424	$14,541	$20,151	$21,637
Portfolio turnover	85%	215%	184%	254%	190%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.05%, 2.04%, 2.04% and 2.05% for the years ended November 30, 2011, 2010, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.72	$16.62	$15.55	$13.04	$19.90
Income From Investment Operations:
Net investment income	0.04[1]	0.06[1]	0.06[1]	0.18	0.26
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	1.71	0.09	1.03	2.51	(4.87)
TOTAL FROM INVESTMENT OPERATIONS	1.75	0.15	1.09	2.69	(4.61)
Less Distributions:
Distributions from net investment income	(0.07)	(0.05)	(0.02)	(0.18)	(0.30)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	—	(1.95)
TOTAL DISTRIBUTIONS	(0.07)	(0.05)	(0.02)	(0.18)	(2.25)
Net Asset Value, End of Period	$18.40	$16.72	$16.62	$15.55	$13.04
Total Return[2]	10.51%	0.90%	6.99%	20.86%	(25.98)%
Ratios to Average Net Assets:
Net expenses	1.98%	2.02%[3]	2.05%[3]	2.05%[3]	2.05%[3]
Net investment income	0.24%	0.36%	0.40%	1.18%	1.66%
Expense waiver/reimbursement[4]	0.07%	0.10%	0.17%	0.21%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$60,315	$52,187	$36,415	$28,278	$20,603
Portfolio turnover	85%	215%	184%	254%	190%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.02%, 2.04%, 2.04% and 2.05% for the years ended November 30, 2011, 2010, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.92	$16.81	$15.68	$13.13	$20.02
Income From Investment Operations:
Net investment income	0.11[1]	0.12[1]	0.11[1]	0.26	0.30
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	1.73	0.09	1.04	2.50	(4.90)
TOTAL FROM INVESTMENT OPERATIONS	1.84	0.21	1.15	2.76	(4.60)
Less Distributions:
Distributions from net investment income	(0.14)	(0.10)	(0.02)	(0.21)	(0.34)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	—	(1.95)
TOTAL DISTRIBUTIONS	(0.14)	(0.10)	(0.02)	(0.21)	(2.29)
Net Asset Value, End of Period	$18.62	$16.92	$16.81	$15.68	$13.13
Total Return[2]	10.90%	1.23%	7.32%	21.30%	(25.76)%
Ratios to Average Net Assets:
Net expenses	1.65%	1.68%[3]	1.74%[3]	1.75%[3]	1.75%[3]
Net investment income	0.58%	0.71%	0.71%	1.41%	1.93%
Expense waiver/reimbursement[4]	0.07%	0.10%	0.14%	0.18%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$62,627	$54,878	$53,749	$47,254	$18,947
Portfolio turnover	85%	215%	184%	254%	190%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.68%, 1.73%, 1.74% and 1.75% for the years ended November 30, 2011, 2010, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2009[1]
	2012	2011	2010
Net Asset Value, Beginning of Period	$17.04	$16.91	$15.65	$14.06
Income From Investment Operations:
Net investment income (loss)	0.24[2]	0.24[2]	0.23[2]	0.13
Net realized and unrealized gain on investments, futures contracts, swap contracts and foreign currency transactions	1.74	0.10	1.05	1.56
TOTAL FROM INVESTMENT OPERATIONS	1.98	0.34	1.28	1.69
Less Distributions:
Distributions from net investment income	(0.28)	(0.21)	(0.02)	(0.10)
Net Asset Value, End of Period	$18.74	$17.04	$16.91	$15.65
Total Return[3]	11.69%	1.99%	8.16%	12.07%
Ratios to Average Net Assets:
Net expenses	0.94%	0.95%[4]	1.00%[4]	1.00%[4,5]
Net investment loss	1.29%	1.40%	1.47%	1.91%[5]
Expense waiver/reimbursement[6]	0.07%	0.10%	0.19%	0.13%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$35,929	$33,979	$12,421	$2,776
Portfolio turnover	85%	215%	184%	254%[7]
1	Reflects operations for the period from June 12, 2009 (date of initial investment) to November 30, 2009.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.95%, 0.99%, and 1.00% for the years ended November 30, 2011 and 2010 and for the period ended November 30, 2009, respectively, after taking into account these expense reductions.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2009.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2012
Assets:
Total investment in securities, at value including $133,734,327 of investments in affiliated holdings (Note 5) (identified cost $340,767,443)		$374,856,419
Cash denominated in foreign currencies (identified cost $16,551)		16,484
Income receivable		726,162
Receivable for investments sold		1,183,716
Receivable for shares sold		230,943
Other receivables		3,387
TOTAL ASSETS		377,017,111
Liabilities:
Payable for investments purchased	$3,000,171
Payable for shares redeemed	417,452
Payable for daily variation margin	51,208
Income distribution payable	27,025
Payable for transfer and dividend disbursing agent fees and expenses	151,138
Payable for Directors'/Trustees' fees	1,954
Payable for distribution services fee (Note 5)	79,748
Payable for shareholder services fee (Note 5)	56,247
Accrued expenses	93,657
TOTAL LIABILITIES		3,878,600
Net assets for 20,048,194 shares outstanding		$373,138,511
Net Assets Consist of:
Paid-in capital		$346,346,818
Net unrealized appreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency		33,806,739
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions		(7,243,651)
Undistributed net investment income		228,605
TOTAL NET ASSETS		$373,138,511
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($185,414,202 ÷ 9,926,305 shares outstanding), no par value, unlimited shares authorized	$18.68
Offering price per share (100/94.50 of $18.68)	$19.77
Redemption proceeds per share	$18.68
Class B Shares:
Net asset value per share ($28,852,841 ÷ 1,562,715 shares outstanding), no par value, unlimited shares authorized	$18.46
Offering price per share	$18.46
Redemption proceeds per share (94.50/100 of $18.46)	$17.44
Class C Shares:
Net asset value per share ($60,315,465 ÷ 3,277,452 shares outstanding), no par value, unlimited shares authorized	$18.40
Offering price per share	$18.40
Redemption proceeds per share (99.00/100 of $18.40)	$18.22
Class R Shares:
Net asset value per share ($62,626,932 ÷ 3,364,215 shares outstanding), no par value, unlimited shares authorized	$18.62
Offering price per share	$18.62
Redemption proceeds per share	$18.62
Institutional Shares:
Net asset value per share ($35,929,071 ÷ 1,917,507 shares outstanding), no par value, unlimited shares authorized	$18.74
Offering price per share	$18.74
Redemption proceeds per share	$18.74
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2012
Investment Income:
Dividends (including $2,874,732 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $4,522)			$6,348,269
Interest			1,598,957
Investment income allocated from affiliated partnership (Note 5)			298,607
TOTAL INCOME			8,245,833
Expenses:
Investment adviser fee (Note 5)		$2,423,279
Administrative fee (Note 5)		306,089
Custodian fees		43,436
Transfer and dividend disbursing agent fees and expenses (Note 2)		826,414
Directors'/Trustees' fees		10,172
Auditing fees		27,250
Legal fees		10,033
Portfolio accounting fees		156,934
Distribution services fee (Note 5)		955,785
Shareholder services fee (Note 5)		674,488
Account administration fee (Note 2)		1,700
Share registration costs		94,825
Printing and postage		53,014
Insurance premiums		4,127
Miscellaneous		13,999
TOTAL EXPENSES		5,601,545
Reimbursement and Waiver (Note 5):
Reimbursement of investment adviser fee	$(229,542)
Waiver of administrative fee	(22,956)
TOTAL REIMBURSEMENT AND WAIVER		(252,498)
Net expenses			5,349,047
Net investment income			2,896,786
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $956,108 on sales of investments in affiliated holdings) (Note 5)	$7,053,004
Net realized gain on futures contracts	5,996,252
Net realized gain on swap contracts	871,722
Net realized gain/loss allocated from affiliated partnership (Note 5)	115,835
Realized gain distribution from affiliated investment company shares (Note 5)	36,052
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	22,807,857
Net change in unrealized appreciation of futures contracts	(1,365,311)
Net change in unrealized appreciation of swap contracts	9,886
Net realized and unrealized gain on investments, futures contracts, swap contracts and foreign currency transactions	35,525,297
Change in net assets resulting from operations	$38,422,083
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,896,786	$2,636,668
Net realized gain on investments including allocation from affiliated partnership, futures contracts, swap contracts and foreign currency transactions	14,072,865	13,734,784
Net change in unrealized appreciation/depreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency	21,452,432	(15,608,932)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	38,422,083	762,520
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,271,341)	(1,428,758)
Class B Shares	(118,896)	(37,916)
Class C Shares	(221,782)	(119,915)
Class R Shares	(452,141)	(320,921)
Institutional Shares	(552,554)	(296,237)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,616,714)	(2,203,747)
Share Transactions:
Proceeds from sale of shares	70,454,395	93,989,914
Proceeds from shares issued in connection with the tax-free transfer of assets from EquiTrust Series Fund, Inc. – Managed Portfolio	—	38,811,344
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Balanced Allocation Fund	—	47,084,636
Net asset value of shares issued to shareholders in payment of distributions declared	3,413,034	2,058,339
Cost of shares redeemed	(85,972,923)	(82,191,116)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(12,105,494)	99,753,117
Change in net assets	22,699,875	98,311,890
Net Assets:
Beginning of period	350,438,636	252,126,746
End of period (including undistributed net investment income of $228,605 and $534,516, respectively)	$373,138,511	$350,438,636
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2012
1. ORGANIZATION
Federated Asset Allocation Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.
On July 15, 2011, the Fund acquired all of the net assets of EquiTrust Series Fund, Inc. – Managed Portfolio (the “Managed Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Managed Portfolio's shareholders on July 14, 2011. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Managed Portfolio was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on December 1, 2010, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2011, are as follows:
Net investment income*	$ 2,944,550
Net realized and unrealized gain on investments	$892,424
Net increase in net assets resulting from operations	$ 3,836,974
*	Net investment income includes $28,844 of pro forma eliminated expenses.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Managed Portfolio that have been included in the Fund's Statement of Operations as of November 30, 2011.
For every one share of EquiTrust Series Fund, Inc. - Managed Portfolio Class A Shares exchanged, a shareholder received 0.830 shares of the Fund's Class A Shares.
For every one share of EquiTrust Series Fund, Inc. - Managed Portfolio Class B Shares exchanged, a shareholder received 0.829 shares of the Fund's Class A Shares.
For every one share of EquiTrust Series Fund, Inc. - Managed Portfolio Class I Shares exchanged, a shareholder received 0.832 shares of the Fund's Institutional Shares.
Annual Shareholder Report

The Fund received net assets from the Managed Portfolio as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	EquiTrust Series Fund, Inc. Managed Portfolio Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,115,649	$38,811,344	$5,446,437	$287,321,994	$326,133,338
1	Unrealized Appreciation is included in the EquiTrust Series Fund, Inc. – Managed Portfolio Net Assets Received amount shown above.
On November 18, 2011, the Fund acquired all of the net assets of Federated Balanced Allocation Fund (“Balanced Allocation Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by Balanced Allocation Fund's shareholders on November 8, 2011. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Balanced Allocation Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on December 1, 2010, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2011, are as follows:
Net investment income*	$3,210,730
Net realized and unrealized loss on investments	$ (4,447,108)
Net decrease in net assets resulting from operations	$ (1,236,378)
*	Net investment income includes $33,061 of pro forma additional expenses.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings from the Balanced Allocation Fund that has been included in the Fund's Statement of Operations as of November 30, 2011.
For every one share of Federated Balanced Allocation Fund Class A Shares exchanged, a shareholder received 0.458 shares of the Fund's Class A Shares.
For every one share of Federated Balanced Allocation Fund Class B Shares exchanged, a shareholder received 0.463 shares of the Fund's Class B Shares.
For every one share of Federated Balanced Allocation Fund Class C Shares exchanged, a shareholder received 0.464 shares of the Fund's Class C Shares.
Annual Shareholder Report

The Fund received net assets from the Federated Balanced Allocation Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Federated Balanced Allocation Fund Net Assets Received	Unrealized Depreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,837,329	$47,084,636	$(940,849)	$299,478,224	$346,562,860
1	Unrealized Depreciation is included in the Federated Balanced Allocation Fund Net Assets Received amount shown above.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
■	Shares of other mutual funds are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Annual Shareholder Report

Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corporation (“Adviser”) and the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
Annual Shareholder Report

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. For the year ended November 30, 2012, transfer and dividend disbursing agent fees and account administration fees for the Fund were as follows:
	Transfer and Dividend Disbursing Agent Fees Incurred	Account Administration Fees Incurred
Class A Shares	$350,748	$1,700
Class B Shares	78,547	—
Class C Shares	118,322	—
Class R Shares	221,570	—
Institutional Shares	57,227	—
TOTAL	$826,414	$1,700
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2012, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2012, tax years 2009 through 2012 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland, the Commonwealth of Massachusetts and the Commonwealth of Pennsylvania.
Annual Shareholder Report

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed Delivery Transactions
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund enters into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities and periodic payments are reported as Net realized gain (loss) on swap contracts in the Statement of Operations.
At November 30, 2012, the Fund had no outstanding swap contracts.
The average notional amount of credit default swap contracts held by the Fund throughout the period was $37,676,923. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $341,259,955 and $55,741,594, respectively. This is based on amounts held as of each month-end throughout fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2012, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $12,581 and $6,821, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at November 30, 2012, is as follows:
Security	Acquisition Date	Cost	Market Value
SMFC Trust Asset-Backed Certificates, 1997-A B1-4, 1.000%, 1/28/2027	2/4/1998	$7,172	$995
Union Central Life Insurance Co., Note, Series 144A, 8.200%, 11/01/2026	3/31/1999	$790,785	$870,071
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$(24,029)
Equity contracts	Payable for daily variation margin	$320,585
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$296,556*
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2012
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures	Total
Interest rate contracts	$—	$(1,627,039)	$(1,627,039)
Equity contracts	—	7,623,291	7,623,291
Credit contracts	871,722	—	871,722
TOTAL	$871,722	$5,996,252	$6,867,974
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures	Total
Interest rate contracts	$—	$10,760	$10,760
Equity contracts	—	(1,376,071)	(1,376,071)
Credit contracts	9,886	—	9,886
TOTAL	$9,886	$(1,365,311)	$(1,355,425)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended November 30	2012		2011
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,136,462	$20,462,220	1,337,660	$23,774,223
Proceeds from shares issued in connection with the tax-free transfer of assets from EquiTrust Series Fund, Inc. - Managed Portfolio	—	—	1,577,835	28,921,182
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Balanced Allocation Fund	—	—	1,350,455	22,566,209
Shares issued to shareholders in payment of distributions declared	118,002	2,105,970	73,944	1,308,770
Shares redeemed	(1,866,035)	(33,730,914)	(1,806,457)	(31,813,375)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(611,571)	$(11,162,724)	2,533,437	$44,757,009
Year Ended November 30	2012		2011
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	210,800	$3,787,396	247,806	$4,331,709
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Balanced Allocation Fund	—	—	1,033,347	17,052,529
Shares issued to shareholders in payment of distributions declared	6,506	111,306	1,959	34,229
Shares redeemed	(467,190)	(8,337,452)	(341,857)	(5,977,413)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(249,884)	$(4,438,750)	941,255	$15,441,054
Year Ended November 30	2012		2011
Class C Shares:	Shares	Amount	Shares	Amount
Share Sold	1,197,071	21,322,578	1,520,024	$26,471,042
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Balanced Allocation Fund	—	—	453,527	7,465,898
Shares issued to shareholders in payment of distributions declared	12,287	209,812	6,437	111,954
Shares redeemed	(1,052,693)	(18,657,178)	(1,049,773)	(18,257,084)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	156,665	$2,875,212	930,215	$15,791,810
Annual Shareholder Report

Year Ended November 30	2012		2011
Class R Shares:	Shares	Amount	Shares	Amount
Share Sold	1,198,863	21,506,256	1,300,655	$22,905,244
Shares issued to shareholders in payment of distributions declared	25,219	444,589	17,893	315,875
Shares redeemed	(1,103,495)	(19,888,412)	(1,272,576)	(22,471,555)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	120,587	$2,062,433	45,972	$749,564
Year Ended November 30	2012		2011
Institutional Shares:	Shares	Amount	Shares	Amount
Share Sold	186,407	3,375,945	922,359	$16,507,696
Proceeds from shares issued in connection with the tax-free transfer of assets from EquiTrust Series Fund, Inc. - Managed Portfolio	—	—	537,814	9,890,162
Shares issued to shareholders in payment of distributions declared	30,148	541,357	16,302	287,511
Shares redeemed	(292,913)	(5,358,967)	(217,024)	(3,671,689)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(76,358)	(1,441,665)	1,259,451	$23,013,680
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(660,561)	(12,105,494)	5,710,330	$99,753,117
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership income reclassifications, swap income reclassifications, discount accretion/premium amortization on debt securities, litigation payments and short-term capital gain distribution reclassifications to ordinary income.
For the year ended November 30, 2012, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(31,813)	$414,017	$(382,204)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2012 and 2011, was as follows:
	2012	2011
Ordinary income	$3,616,714	$2,203,747
As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$1,337,963
Undistributed long-term capital gains	$4,657,592
Net unrealized appreciation	$31,432,408
Capital loss carryforwards	$(10,636,270)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, partnership adjustments, defaulted bond interest and discount accretion/premium amortization on debt securities.
At November 30, 2012, the cost of investments for federal tax purposes was $342,912,014. The net unrealized appreciation of investments for federal tax purposes excluding: a) any unrealized appreciation/depreciation resulting from the translation of FCs to U.S. dollars of assets and liabilities other than investments in securities; and b) futures contracts was $31,944,405. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $34,335,295 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,390,890.
At November 30, 2012, the Fund had a capital loss carryforward of $10,636,270 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2015	$2,829,851	NA	$2,829,851
2016	$2,922,616	NA	$2,922,616
2017	$676,009	NA	$676,009
2018	$4,207,794	NA	$4,207,794
Annual Shareholder Report

The Fund used capital loss carryforwards of $6,253,841 to offset taxable capital gains realized during the year ended November 30, 2012.
As a result of the tax-free transfer of assets from Federated Target ETF Fund 2015, Federated Target ETF Fund 2025, Federated Target ETF Fund 2035 and Federated Balanced Allocation Fund, certain capital loss carryforwards listed above may be limited.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of gross income of the Fund, excluding gains or losses. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
Certain of the Fund's assets are managed by Federated Investment Management Company (FIMCO) (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2012, FIMCO earned a fee of $411,053.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Prior to September 1, 2012, the administrative fee received during any fiscal year was at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2012, FAS waived $22,956 of its fee. The net fee paid to FAS was 0.077% of average daily net assets of the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2012, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$224,035
Class C Shares	428,922
Class R Shares	302,828
TOTAL	$955,785
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2012, FSC retained $86,790 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2012, FSC retained $15,135 in sales charges from the sale of Class A Shares. FSC also retained $902 of CDSC relating to redemptions of Class A Shares, $40,498 relating to redemptions of Class B Shares and $2,409 relating to redemptions of Class C Shares.
Annual Shareholder Report

Shareholder Services Fee
The Fund may pay fees (“ Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $1,882 of Service Fees for the year ended November 30, 2012. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2012, Service Fees for the Fund were as follows:
Service Fees Incurred
Class A Shares	$459,120
Class B Shares	74,678
Class C Shares	140,690
TOTAL	$674,488
For the year ended November 30, 2012, FSSC received $60,623 of fees paid by the Fund. For the year ended November 30, 2012, the Institutional Shares did not incur Service Fees.
Interfund Transactions
During the year ended November 30, 2012, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $469,700 and
$271,188, respectively.
Expense Limitation
The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, but excluding expenses allocated from affiliated partnerships) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.23%, 2.04%, 1.98%, 1.66% and 0.94% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2012, the Adviser reimbursed $229,542. Transactions involving the affiliated holdings during the year ended November 30, 2012, were as follows:
	Emerging Markets Fixed Income Core Fund	Federated Inter- Continental Fund, Institutional Shares	Federated Mortgage Core Portfolio	Federated Prime Value Obligations Fund, Institutional Shares	Federated Project and Trade Finance Core Fund	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2011	46,964	359,943	2,963,092	34,678,095	477,108	1,660,062	40,185,264
Purchases/ Additions	134,461	6,374	1,455,076	178,815,842	133,607	2,082,849	182,628,209
Sales/ Reductions	113,109	—	1,901,053	140,163,060	—	2,426,973	144,604,195
Balance of Shares Held 11/30/2012	68,316	366,317	2,517,115	73,330,877	610,715	1,315,938	78,209,278
Value	$2,372,556	$17,575,893	$25,699,740	$73,330,877	$5,991,111	$8,764,150	$133,734,327
Dividend Income/ Allocated Investment Income	$298,607	$257,506	$899,442	$123,539	$279,389	$1,314,856	$3,173,339
Capital Gain Distributions/ Allocated Net Realized Gain	$115,835	$—	$—	$—	$36,052	$—	$151,887
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2012, were as follows:
Purchases	$226,295,342
Sales	$276,227,322
Annual Shareholder Report

7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2012, there were no outstanding loans. During the year ended November 30, 2012, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2012, there were no outstanding loans. During the year ended November 30, 2012, the program was not utilized.
9. Subsequent events
Effective December 12, 2012, the Fund's name will change to Federated Global Allocation Fund.
Management has evaluated subsequent events through the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2012, 94.9% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2012, 60.6% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF Federated Asset Allocation fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Asset Allocation Fund (the “Fund”), as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Asset Allocation Fund as of November 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2013
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2012	Ending Account Value 11/30/2012	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,070.10	$6.31
Class B Shares	$1,000	$1,065.10	$10.58
Class C Shares	$1,000	$1,065.90	$10.23
Class R Shares	$1,000	$1,068.10	$8.53
Institutional Shares	$1,000	$1,071.90	$4.87
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.90	$6.16
Class B Shares	$1,000	$1,014.75	$10.33
Class C Shares	$1,000	$1,015.10	$9.97
Class R Shares	$1,000	$1,016.75	$8.32
Institutional Shares	$1,000	$1,020.30	$4.75
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.22%
Class B Shares	2.05%
Class C Shares	1.98%
Class R Shares	1.65%
Institutional Shares	0.94%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “ Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2012, the Trust comprised one portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 137 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: December 1956	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: November 1998	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: November 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: President and Chief Operating Officer, Wang Laboratories; Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; Director, First National Bank of Boston; Director, EMC Corporation (computer storage systems); Director, Apollo Computer, Inc.; Director, Redgate Communications.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh; Chair and Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Our Campaign for the Church Alive, Inc.; Associate General Secretary of the Diocese of Pittsburgh.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: November 1998	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: November 1998	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1969	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Officer since: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: May 1976	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Philip Orlando Birth Date: June 22, 1958 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 Vice President Office since: June 2012 Portfolio Manager since: August 2007	Principal Occupations: Philip Orlando has been the Fund's Portfolio Manager since August 2007 and is responsible for the asset allocation and equity security selection of the Fund. He is Vice President of the Trust with respect to the Fund. Mr. Orlando joined the Fund's Adviser in March 2003 as a Senior Vice President and Senior Portfolio Manager and currently serves as Chief Equity Market Strategist. From November 1995 to March 2003, Mr. Orlando was the Chief Investment Officer and Senior Equity Portfolio Manager at Value Line Asset Management. Mr. Orlando has received the Chartered Financial Analyst designation and earned his B.A. in Journalism and M.B.A. with a concentration in Economics from New York University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2012
Federated Asset Allocation Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2012 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated
Annual Shareholder Report

funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.
For the periods covered by the Evaluation, the Fund's performance for the five-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year and three-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.
Annual Shareholder Report

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.
The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds was reasonable and that Federated appeared to provide appropriate advisory and administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “ Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “ Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Asset Allocation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314183104
CUSIP 314183203
CUSIP 314183302
CUSIP 314183401
CUSIP 314183500
G01454-01 (1/13)
Federated is a registered trademark of Federated Investors, Inc.
2013 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item: Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $28,500

Fiscal year ended 2011 - $27,000

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $4,855 respectively. Fiscal year ended 2011 - Audit consent fees for N-14 merger documents.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2012– 0%

Fiscal year ended 2011- 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2012– 0%

Fiscal year ended 2011– 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2012– 0%

Fiscal year ended 2011– 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2012- $18,075

Fiscal year ended 2011- $18,623

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Global Allocation Fund (formerly, Federated Asset Allocation Fund)

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 22, 2013

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 22, 2013